AQR CVX Fusion Fund Performance Management - AQR CVX Fusion Fund	Jun. 16, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance Information
Performance Narrative [Text Block]	The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Performance One Year or Less [Text]	The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available.
Performance Availability Website Address [Text]	https://funds.aqr.com